UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
August 29, 2006
(Date of earliest event reported)
ACE CASH EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Texas	0-20774	75-2142963
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1231 Greenway Drive, Suite 600
Irving, Texas		75038
(Address of principal executive offices)		(Zip Code)
(972) 550-5000
(Registrant’s telephone number,
including area code)
Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 29, 2006, Ace Cash Express, Inc. (the “Company”) issued a press release announcing that it had scheduled a special meeting of shareholders to vote on the proposal to approve and adopt the Agreement and Plan of Merger, dated June 6, 2006 by and among Ace Holdings I, LLC, a Delaware limited liability company, Ranger Merger Sub, Inc., a Texas corporation, and the Company. The special meeting will be held at the Four Seasons Resort and Club, 4150 North MacArthur Boulevard, Irving, Texas 75038 on Friday, September 29, 2006, beginning at 8:00 a.m., local time.
     A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits.
99.1	Press Release issued August 29, 2006.
[Signature Page Follows]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC.
Dated: August 29, 2006	By:	/s/ Walter E. Evans
Walter E. Evans
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued August 29, 2006.